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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in the Registration Statement on Forms S-8 (Nos. 333-83171 and 333-37000) of National Information Consortium, Inc. of our report dated March 15, 2002 relating to the consolidated financial statements, which appears in this Form 10-K.

/s/ PRICEWATERHOUSECOOPERS LLP

Kansas City, Missouri
March 22, 2002